3. Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Basis of Presentation
(a)	Basis of Presentation

The accompanying consolidated financial statements of the Group are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, the Group’s ability to operate profitably, to generate cash flows from operations, and to pursue financing arrangements to support its working capital requirements.

Principles of Consolidation
(b)	Principles of Consolidation

The consolidated financial statements include the financial statements of the Company, and its subsidiaries. All material inter-company transactions and balances have been eliminated upon consolidation. For consolidated subsidiaries where the Company’s ownership in the subsidiary is less than 100%, the equity interest not held by the Group is shown as noncontrolling interests. The Company accounts for investments over which it has significant influence but not a controlling financial interest using the equity method of accounting. The Company deconsolidates a subsidiary when the Company ceases to have a controlling financial interest in the subsidiary. When control is lost, the parent-subsidiary relationship no longer exists and the parent derecognizes the assets and liabilities of the subsidiary.

Comparability and Reclassification Adjustment
(c)	Comparability and Reclassification Adjustment

The Company has reclassified certain comparative balances in the consolidated balance sheet as of December 31, 2017 and certain comparative amounts in the consolidated statements of operations for the years ended December 31, 2017 and 2016 to conform to the current year’s presentation. The assets and liabilities of the discontinued operations have been classified as current asset of discontinued operation and noncurrent assets of discontinued operation, current liabilities of discontinued operation and noncurrent liabilities of discontinued operation in the consolidated balance sheet as of December 31, 2017. The results of discontinued operations for the years ended December 31, 2018, 2017 and 2016 have been reflected separately in the consolidated statement of operations as a single line item for all periods presented in accordance with U.S. GAAP. Cash flows from discontinued operations of the three categories for the years ended December 31, 2018, 2017 and 2016 were separately presented in the consolidated statements of cash flows for all periods presented in accordance with U.S. GAAP.

Use of Estimates

(d)	Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires the Group to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting estimates reflected in the Company’s consolidated financial statements include the allowance made for doubtful accounts receivable and other receivable, inventory write-downs, the estimated useful lives of long-lived assets, the impairment of goodwill, long-lived assets and project assets, fair value of derivative liability, valuation allowance of deferred tax assets, accrued warranty expenses, cost-based input methods for revenue recognition, the grant-date fair value of share-based compensation awards and related forfeiture rates, and fair value of financial instruments and assumptions related to the consolidation of entities in which the Company holds variable interests. Changes in facts and circumstances may result in revised estimates. The current economic environment has increased the degree of uncertainty inherent in those estimates and assumptions.

Foreign Currency Translation and Foreign Currency Risk

(e)	Foreign Currency Translation and Foreign Currency Risk

The functional currency of the Company and subsidiaries located in the United States is the United States dollar (“US$” or “$”). The functional currency of the Company’s subsidiaries located in the PRC, Europe, United Kingdom, Japan and Australia are Renminbi (“RMB”), EURO (“EUR”), British Pounds(“GBP”), Japanese Yen (“JPY”) and Australia Dollar (“AUD”), respectively. Transactions denominated in foreign currencies are re-measured into the functional currency at the rates of exchange prevailing when the transactions occur. Monetary assets and liabilities denominated in foreign currencies are re-measured into the functional currency at rates of exchange in effect at the balance sheet dates. Exchange gains and losses are included in the consolidated statements of operations.

The Group’s reporting currency is the US$. Assets and liabilities of subsidiaries, whose functional currency is not the US$, are translated into US$ using exchange rates in effect at each period end, and revenues and expenses are translated into US$ at average rates prevailing during the year, and equity is translated at historical exchange rates, except for the change in retained earnings during the year which is the result of the income or loss. Gains and losses resulting from the translations of the financial statements of these subsidiaries into US$ are recognized as other comprehensive income or loss in the consolidated statement of comprehensive loss.

Fair Value of Financial Instruments
(f)	Fair Value of Financial Instruments

The Group estimates fair value of financial assets and liabilities as the price that would be received from the sale of an asset or paid to transfer a liability (an exit price) on the measurement date in an orderly transaction between market participants. The fair value measurement guidance establishes a three-level fair value hierarchy that prioritizes the inputs into the valuation techniques used to measure fair value.

•	Level 1 — Valuation techniques in which all significant inputs are unadjusted quoted prices from active markets for assets or liabilities that are identical to the assets or liabilities being measured.

•	Level 2 — Valuation techniques in which significant inputs include quoted prices from active markets for assets or liabilities that are similar to the assets or liabilities being measured and/or quoted prices for assets or liabilities that are identical or similar to the assets or liabilities being measured from markets that are not active. Also, model-derived valuations in which all significant inputs and significant value drivers are observable in active markets are Level 2 valuation techniques.

•	Level 3 — Valuation techniques in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are valuation technique inputs that reflect the Group’s own assumptions about the assumptions that market participants would use to price an asset or liability.

The Group uses quoted market prices to determine the fair value when available. If quoted market prices are not available, the Group measures fair value using valuation techniques that use, when possible, current market-based or independently-sourced market parameters, such as interest rates and currency rates.

Cash and Cash Equivalents

(g)	Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, cash accounts, interest bearing savings accounts and all highly liquid investments with original maturities of three months or less, and which are unrestricted as to withdrawal and use. There were no cash equivalents as of December 31, 2018 and 2017.

Restricted Cash

(h)	Restricted Cash

Restricted cash represent bank deposits with designated use, which cannot be withdraw without certain approval or notice. Restricted cash, which matures twelve months after the balance sheet date, is classified as noncurrent assets in the consolidated balance sheets.

Accounts Receivable, net

(i)	Accounts Receivable, net

The Group grants open credit terms to credit-worthy customers. Accounts receivable are primarily related to the Group's sales of pre-development solar projects and sales of PV components. For pre-development sales contracts, the payment is typically due in installments over the contract term, which are both before and after the performance by the Company. Payment for sales of PV components and electricity revenue with power purchase agreements (“PPAs”) are typically due in full within 30 to 90 days of shipping of the products or the start of the contract term.

The Group maintains allowances for doubtful accounts. The Group regularly monitors and assesses the risk of not collecting amounts owed by customers. This evaluation is based upon a variety of factors, including an analysis of amounts current and past due along with relevant history and facts particular to the customer. The Group does not have any off-balance-sheet credit exposure related to its customers. Contractually, the Group may charge interest for extended payment terms and require collateral.

Notes Receivable

(j)	Notes Receivable

Notes receivable was a 12-year interest-bearing promissory note issued by an EPC customer in 2015. The promissory note carries interests at 6% per annum and is settled by pre-determined installments. Installment payments that fall due within 12 months and over 12 months after the balance sheet date are classified as current assets and noncurrent assets respectively on the consolidated balance sheet. As of December 31, 2018, and 2017, no allowance was made against the notes receivable.

Inventories, net

(k)	Inventories, net

Inventories are carried at the lower of cost or market, determined by the weighted average cost method. Provisions are made for obsolete or slow-moving inventories based on management estimates. Inventories are written down based on the difference between the cost of inventories and the market value based upon estimates about future demand from customers, specific customer requirements on certain projects and other factors. Inventory provision charges establish a new cost basis for inventory that subsequently cannot be marked up based on changes in underlying facts and circumstances.

Project Assets

(l)	Project Assets

The Group acquires or constructs PV solar power systems (“solar system”) that are (i) held for development and sale or (ii) held for the Group’s own use to generate income or return from the use of the solar systems. Solar systems are classified as either held for development and sale within “project assets” or as held for use within “property, plant and equipment” based on the Group’s intended use of solar systems. The Group determines the intended use of the solar systems upon acquisition or commencement of project construction.

Classification of the solar systems affects the accounting and presentation in the consolidated financial statements. Transactions related to the solar systems held for development and sale within “project assets” are classified as operating activities in the consolidated statements of cash flows and reported as sales and costs of goods sold in the consolidated statements of operations upon the sale of the solar systems and fulfillment of the relevant recognition criteria. Incidental electricity income generated from the solar systems held for development and sale prior to the sale of the projects is recorded in other operating income in the consolidated statement of operations. The solar systems held for use within “property, plant and equipment”, are used by the Group in its operations to generate income or a return from the use of the assets. Income generated from the solar systems held for use are included in net sales in the consolidated statement of operations. The costs to construct solar systems intended to be held for own use are capitalized and reported within property, plant and equipment on the consolidated balance sheets and are presented as cash outflows from investing activities in the consolidated statements of cash flows. The proceeds from disposal of solar systems classified as held for own use are presented as cash inflows from investing activities within the consolidated statements of cash flows. A net gain or loss upon the disposal of solar systems classified as held for own use is reported in other operating income or expense in the consolidated statement of operation.

Solar systems costs consist primarily of capitalizable costs for items such as permits and licenses, acquired land or land use rights, and work-in-process. Work-in-process includes materials and modules, construction, installation and labor, capitalized interests and other capitalizable costs incurred to construct the PV solar power systems.

The solar systems held for development and sale, named as “project assets”, are reported as current assets on the consolidated balance sheets when upon completion of the construction of the solar systems, the Group initiates a plan to actively market the project assets for immediate sale in their present condition to potential third party buyers subject to terms that are usual and customary for sales of these types assets and it is probable that the project assets will be sold within one year. Otherwise, the project assets are reported as noncurrent assets. No depreciation expense is recognized while the project assets are under construction or classified as held for sale.

For solar systems held for development and sale, named as “project assets”, the Group considers a project commercially viable if it is anticipated to be sold for a profit once it is either fully developed or fully constructed. The Group also considers a partially developed or partially constructed project commercially viable if the anticipated selling price is higher than the carrying value of the related project assets plus the estimated cost to completion. The Group considers a number of factors, including changes in environmental, ecological, permitting, market pricing or regulatory conditions that affect the project. Such changes may cause the cost of the project to increase or the selling price of the project to decrease. The Group records an impairment loss of the project asset to the extent the carrying value exceed its estimated recoverable amount. The recoverable amount is estimated based on the anticipated sales proceeds reduced by estimated cost to complete such sales.

Property, Plant and Equipment
(m)	Property, Plant and Equipment

The Group accounts for its property, plant and equipment at cost, less accumulated depreciation. Cost includes the prices paid to acquire or construct the assets, interest capitalized during the construction period and any expenditure that substantially extends the useful life of an existing asset. The Group expenses repair and maintenance costs when they are incurred. Depreciation is recorded on the straight-line method based on the estimated useful lives of the assets as follows:

Plant and machinery	5 or 6.67 years
Furniture, fixtures and equipment	3 or 5 years
Computers	3 or 5 years
Automobile	3 or 5 years
Leasehold improvements	The shorter of the estimated life or the lease term
PV solar system	17, 20, 25 or 27 years

Intangible Assets Other Than Goodwill

(n)	Intangible Assets other than Goodwill

Intangible assets consist of customer relationships and patents. Amortization is recorded on the straight-line method based on the estimated useful lives of the assets.

Impairment of Long-lived Assets
(o)	Impairment of Long-lived Assets

The Group’s long-lived assets include property, plant and equipment, project assets and other intangible assets with finite lives. The Group evaluates long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Group first compare undiscounted cash flows expected to be generated by that asset or asset group to its carrying amount. If the carrying amount of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying amount exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary. Any impairment write-downs would be treated as permanent reductions in the carrying amounts of the assets and a charge to operations would be recognized.

Goodwill
(p)	Goodwill

Goodwill is an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. The Group performed impairment analysis on goodwill annually with a qualitative assessment, or starting with the quantitative assessment instead. The quantitative goodwill impairment test compares the fair values of each reporting unit to its carrying amount, including goodwill. A reporting unit constitutes a business for which discrete profit and loss financial information is available. The fair value of each reporting unit is established using a combination of expected present value of future cash flows. If the fair value of each reporting unit exceeds its carrying amount, goodwill is not considered to be impaired. If the carrying amount of a reporting unit exceeds its fair value, an impairment loss shall be recognized in an amount equal to that excess, limited to the total amount of goodwill allocated to that reporting unit.

Determining when to test for impairment, the Group’s reporting units, the fair value of a reporting unit and the fair value of assets and liabilities within a reporting unit, requires judgment and involves the use of significant estimates and assumptions. These estimates and assumptions include revenue growth rates and operating margins used to calculate projected future cash flows, risk-adjusted discount rates, future economic and market conditions and determination of appropriate market comparable. The Group bases fair value estimates on assumptions it believes to be reasonable but that are unpredictable and inherently uncertain.

Significant changes in the economic characteristics of components or reorganization of an entity’s reporting structure can sometimes result in a re-assessment of the affected operating segment and its components to determine whether reporting units need to be redefined where the components are no longer economically similar.

Future changes in the judgments and estimates underlying the Group’s analysis of goodwill for possible impairment, including expected future cash flows and discount rate, could result in a significantly different estimate of the fair value of the reporting units and could result in additional impairment of goodwill.

Product Warranties
(q)	Product Warranties

The Group offers the industry standard warranty up to 25 years for PV modules and industry standard warranty for five to ten years on inverter and balance of system components. Due to the warranty period, the Group bears the risk of extensive warranty claims long after products have been shipped and revenues have been recognized. The Group provides a limited warranty to the original purchasers of its solar modules, inverters and cables for trading business for one to five years, in relation to defects in materials and workmanship. For the Group’s cable, wire and mechanical assemblies business, historically the related warranty claims have not been material. For the Group’s solar PV business, the greatest warranty exposure is in the form of product replacement.

During the quarter ended September 30, 2007 and continuing through the fourth quarter of 2010, the Group installed own manufactured solar panels and accrued warranty based on the Group’s own historical data. Since 2011, due to the absence of historical material warranty claims and identical warranty terms, the Group has not recorded any additional warranty provision relating to solar energy systems sold. PV construction contracts entered into during the recent years included provisions under which the Group agreed to provide warranties to the customers. The warranty the Group offers to its customers is identical to the warranty offered to the Group by its suppliers, therefore, the Group passes on all potential warranty exposure and claims, if any, with respect systems sold by the Group to its suppliers.

Income Taxes

(r)	Income Taxes

The Group accounts for income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recognized if it is more likely than not that some portion, or all, of a deferred tax asset will not be realized.

The Company recognizes in the consolidated financial statements the impact of a tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the position. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management presumes that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. In addition, a tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to be recognized in the financial statements. The tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. The Group’s tax liability associated with unrecognized tax benefits is adjusted periodically due to changing circumstances, such as the progress of the tax audits, case law developments and new or emerging legislation. Such adjustments are recognized entirely in the period in which they are identified. The Group records interest and penalties related to an uncertain tax position, if and when required, as part of income tax expense in the consolidated statements of operations. No reserve for uncertainty tax position was recorded by the Group for the years ended December 31, 2018, 2017 and 2016. The Group does not expect that its assessment regarding unrecognized tax positions will materially change over the next 12 months. The Group is not currently under examination by an income tax authority, nor has been notified that an examination is contemplated.

Revenue Recognition

(s)	Revenue Recognition

On January 1, 2018, the Group adopted Accounting Standards Codification (“ASC”) No. 606, “Revenue from Contracts with Customers” (“ASC 606” or “Topic 606”) and applied the modified retrospective method to all contracts that were not completed as of January 1, 2018. Results for reporting periods beginning after January 1, 2018 are presented under Topic 606, while prior period amounts are not adjusted and continue to be reported in accordance with the Group’s historical accounting practices under ASC Topic 605 “Revenue Recognition”.

The Group has determined that the impact of the transition to the new standard is immaterial to the Group’s revenue recognition model. Accordingly, the Group has not made any adjustment to opening retained earnings.

The Group’s accounting practices under ASC Topic 606 are as followings:

The Company generates revenue from sales of PV components, electricity revenue with PPAs, sales of PV project assets, providing EPC services, providing financial services, bitcoin mining equipment sales and hosting service, and sales of pre-development solar projects.

Sale of PV components

Revenue on sale of PV components is recognized at a point in time following the transfer of control of such products to the customer, which typically occurs upon shipment or acceptance of the customer depending on the terms of the underlying contracts.

Electricity revenue with PPAs

The Group sells energy generated by PV solar power systems under PPAs. For energy sold under PPAs, the Group recognizes revenue each period based on the volume of energy delivered to the customer (i.e., the PPAs off-taker) and the price stated in the PPAs. The Group has determined that none of the PPAs contains a lease since (i) the purchaser does not have the rights to operate the PV solar power systems, (ii) the purchaser does not have the rights to control physical access to the PV solar power systems, and (iii) the price that the purchaser pays is at a fixed price per unit of output.

Sale of PV project asset

The Group’s sales arrangements for PV projects do not contain any forms of continuing involvement that may affect the revenue or profit recognition of the transactions, nor any variable considerations for energy performance guarantees, minimum electricity end subscription commitments. The Group therefore determined its single performance obligation to the customer is the sale of a completed solar project. The Group recognizes revenue for sales of solar projects at a point in time after the solar project has been grid connected and the customer obtains control of the solar project.

EPC services

The Group generally recognizes revenue for EPC services over time as our performance creates or enhances an energy generation asset controlled by the customer. Furthermore, the EPC services represents a single performance obligation for the development and construction of a single generation asset. For such construction service arrangements, the Group recognizes revenue using cost based input methods, which recognize revenue and gross profit as work is performed based on the relationship between actual costs incurred compared to the total estimated costs of the contract, after consideration of our customers’ commitment to perform its obligations under the contract, which is typically measured through the receipt of cash deposits or other forms of financial security issued by creditworthy financial institutions or parent entities.

In applying cost based input methods of revenue recognition, the Group uses the actual costs incurred relative to the total estimated costs to determine our progress towards contract completion and to calculate the corresponding amount of revenue and gross profit to recognize. Cost based input methods of revenue recognition are considered a faithful depiction of our efforts to satisfy long-term construction contracts and therefore reflect the transfer of goods to a customer under such contracts. Costs incurred that do not contribute to satisfying our performance obligations (“inefficient costs”) are excluded from our input methods of revenue recognition as the amounts are not reflective of our transferring control of the system to the customer. Costs incurred towards contract completion may include costs associated with solar modules, direct materials, labor, subcontractors, and other indirect costs related to contract performance. The Group recognizes solar module and direct material costs as incurred when such items have been installed in a system.

Cost based input methods of revenue recognition require us to make estimates of net contract revenues and costs to complete our projects. In making such estimates, significant judgment is required to evaluate assumptions related to the amount of net contract revenues, including the impact of any performance incentives, liquidated damages, and other payments to customers. Significant judgment is also required to evaluate assumptions related to the costs to complete our projects, including materials, labor, contingencies, and other system costs. If the estimated total costs on any contract, including any inefficient costs, are greater than the net contract revenues, the Group recognizes the entire estimated loss in the period the loss becomes known. The cumulative effect of revisions to estimates related to net contract revenues or costs to complete contracts are recorded in the period in which the revisions to estimates are identified and the amounts can be reasonably estimated. The effect of the changes on future periods are recognized as if the revised estimates had been used since revenue was initially recognized under the contract. Such revisions could occur in any reporting period, and the effects may be material depending on the size of the contracts or the changes in estimates.

Finance Services Revenue

Financial services revenue is recorded associated with finance leases. The Group records a finance lease receivable and de-recognizes the leased equipment at lease inception. The finance lease receivable is recorded at the aggregate future minimum lease payments, estimated unguaranteed residual value of the leased equipment less unearned income. Residual values, which are reviewed periodically, represent the estimated amount expected to receive at lease termination from the disposition of the leased equipment. Actual residual values realized could differ from these estimates. The unearned income is recognized in Net sales-financial service revenue in the consolidated statements of operations over the lease term, in a manner that produces a constant rate of return on the lease. Since 2017, the third-party developers defaulted the payment which indicated that the collectability is not reasonably assured. Accordingly, the Group recognizes financial service revenue only when received cash payment from lessees. The financial services revenue was all from the discontinued operation.

Bitcoin mining equipment sales and hosting service

Revenue on sale of bitcoin mining equipment is recognized at a point in time following the transfer of control of such products to the customer, which typically occurs upon delivery of the products to the hosting site or receipt place assigned by the customer, installed and set up the products. Revenue for hosting service is recognized over time as services are performed and based on the output method related to the time incurred during the service period.

Sales of pre-development solar projects

For sales of pre-development solar projects in which the Group transfers 100% of the membership interest in solar projects to a customer, the Group recognizes all of the revenue for the consideration received at a point in time when the membership interest was transferred to the customer, which typically occurs when the Group delivered the membership interest assignment agreement to the customer.

The contract arrangements may contain provisions that can either increase or decrease the transaction price. These variable amounts generally are resolved upon achievement of certain performance or upon occurrence of certain price reduction conditions. Variable consideration is estimated at each measurement date at its most likely amount to the extent that it is probable that a significant reversal of cumulative revenue recognized will not occur and true-ups are applied prospectively as such estimates change.

Changes in estimates for sales of pre-development solar projects occur for a variety of reasons, including but not limited to (i) EPC construction plan accelerations or delays, (ii) product cost forecast changes, (iii) change orders, or (iv) occurrence of purchase price reduction conditions. The cumulative effect of revisions to transaction prices are recorded in the period in which the revisions to estimates are identified and the amounts can be reasonably estimated.

Disaggregation of revenues

The following table illustrates the disaggregation of revenue by revenue stream and by timing of revenue recognition from continuing operations for the years ended December 31, 2018, 2017 and 2016:

By revenue stream	For the year ended December 31, 2018
Continuing operations	Sales of PV components	Electricity revenue with PPAs	Sales of PV project asset	Bitcoin mining equipment sales and hosting service	Sales of pre- development solar projects	Others	Total
Australia	$90,067	$–	$–	$–	$–	$1,314	$91,381
Japan	1,605	–	10,809	–	–	23	12,437
Italy	–	1,733	–	–	–	–	1,733
United States	1,875	–	–	1,052	15,794	–	18,721
United Kingdom	–	932	–	–	–	–	932
Greece	–	378	–	–	–	–	378
Total	$93,547	$3,043	$10,809	$1,052	$15,794	$1,337	$125,582

By revenue stream	For the year ended December 31, 2017
Continuing operations	Sales of PV components	Electricity revenue with PPAs	Sales of PV project asset	Bitcoin mining equipment sales and hosting service	Sales of pre- development solar projects	Others	Total
Australia	$111,284	$–	$–	$–	$–	$890	$112,174
Japan	511	–	–	–	–	–	511
Italy	–	1,932	–	–	–	–	1,932
United States	–	–	–	–	–	–	–
United Kingdom	–	861	6,042	–	–	–	6,903
Greece	–	–	–	–	–	–	–
Total	$111,795	$2,793	$6,042	$–	$–	$890	$121,520

By revenue stream	For the year ended December 31, 2016
Continuing operations	Sales of PV components	Electricity revenue with PPAs	Sales of PV project asset	Bitcoin mining equipment sales and hosting service	Sales of pre- development solar projects	Others	Total
Australia	$81,241	$–	$–	$–	$–	$–	$81,241
Japan	286	–	12,353	–	–	254	12,893
Italy	–	1,740	–	–	–	–	1,740
United States	2,771	1,626	2,075	–	–	150	6,622
United Kingdom	–	208	486	–	–	–	694
Greece	–	8,737	–	–	–	–	8,737
Germany	2,179	–	–	–	–	496	2,675
Total	$86,477	$12,311	$14,914	$–	$–	$900	$114,602

By timing of revenue recognition	For the year ended December 31, 2018
Continuing operations	Sales of PV components	Electricity revenue with PPAs	Sales of PV project asset	Bitcoin mining equipment sales and hosting service	Sales of pre- development solar projects	Others	Total
Goods transferred at a point in time	$93,547	$3,043	$10,809	$681	$15,794	$1,337	$125,211
Service transferred over time	–	–	–	371	–	–	371
Total	$93,547	$3,043	$10,809	$1,052	$15,794	$1,337	$125,582

By timing of revenue recognition	For the year ended December 31, 2017
Continuing operations	Sales of PV components	Electricity revenue with PPAs	Sales of PV project asset	Bitcoin mining equipment sales and hosting service	Sales of pre- development solar projects	Others	Total
Goods transferred at a point in time	$111,795	$2,793	$6,042	$–	$–	$890	$121,520
Service transferred over time	–	–	–	–	–	–	–
Total	$111,795	$2,793	$6,042	$–	$–	$890	$121,520

By timing of revenue recognition	For the year ended December 31, 2016
Continued operations	Sales of PV components	Electricity revenue with PPAs	Sales of PV project asset	Bitcoin mining equipment sales and hosting service	Sales of pre- development solar projects	Others	Total
Goods transferred at a point in time	$86,477	$10,685	$14,914	$–	$–	$852	$112,928
Service transferred over time	–	1,626	–	–	–	48	1,674
Total	$86,477	$12,311	$14,914	$–	$–	$900	$114,602

Contract balance

The following table provides information about accounts receivables and contract liabilities from contracts with customers:

	December 31, 2018	December 31, 2017
Accounts receivable, current and noncurrent	$27,777	$19,051
Advance from customers	$25,984	$31,122

Advance from customers, which represent a contract liability, represent mostly unrecognized amount received for customers. Advance from customers is recognized as (or when) the Group performs under the contract. During the year ended December 31, 2018 and 2017, the Group recognized $11,365 and $326 that was included in advance from customers balance at January 1, 2018 and 2017, respectively.

Cost of Revenues
(t)	Cost of Revenues

Cost of revenues for PV components is mainly from direct purchase price of PV components. Cost of revenues for PV project assets and pre-development solar projects include all direct material, labor, subcontractor cost, land use right fee, and those indirect costs related to contract performance, such as indirect labor, supplies and tools. Cost of revenues for bitcoin mining equipment and hosting service include mining equipment, electricity fee and other indirect expense. Costs of electricity generation revenue include depreciation of solar power project assets and costs associated with operation and maintenance of the project assets.

Share-based Compensation
(u)	Share-based Compensation

The Group’s share-based payment transactions with employees, such as restricted shares and share options, are measured based on the grant-date fair value of the equity instrument issued. The fair value of the award is recognized as compensation expense, net of estimated forfeitures, over the period during which an employee is required to provide service in exchange for the award, which is generally the vesting period.

Derivative Instruments
(v)	Derivative Instruments

The Group enters into derivative financial instrument arising from the business combination of Solar Juice and the investment as mentioned in Note 15 Investment in Affiliates to the consolidated financial statements. The Group recognizes all derivative instruments as either assets or liabilities in the balance sheet at their respective fair values, and the changes in the fair value are recognized as change in fair value of derivative assets/liabilities in consolidated statements of operations.

Capitalized Interest

(w)	Capitalized Interest

The Group’s policy is to capitalize interest cost incurred on debt during the construction of major projects exceeding three months. A reconciliation of total interest cost to “Interest Expense” as reported in the consolidated statements of operations for the years ended December 31, 2018, 2017 and 2016 is as follows:

	For the years ended December 31,
	2018	2017	2016

Interest cost capitalized	$292	$1,607	$1,724
Interest cost charged to expense	6,665	8,087	3,494
Total interest cost	$6,957	$9,694	$5,218

Gain on troubled debt restructuring

(x)	Gain on troubled debt restructuring

The Group accounted the debt amendment as a troubled debt restructuring when the transaction meets the two criteria: 1) The Group was experiencing financial difficulties; 2) the lender was granting a concession when the effective borrowing rate on the restructured debt is less than the effective borrowing on the original debt. The difference between future undiscounted cash flows and the net carrying value of the original debt is recognized as gain on troubled debt restructuring, and the carrying value of the debt is adjusted to the future undiscounted cash flow amount.

Segment Reporting
(y)	Segment Reporting

Operating segments are defined as components of a company which separate financial information is available that is evaluated regularly by the operating decision maker in deciding how to allocate resources and assessing performance. The Group’s chief operating decision maker is the Chairman, Mr. Peng. Based on the financial information presented to and reviewed by the chief operating decision maker, the Group has determined that it has a single operating and reporting segment for the years ended December 31, 2018, 2017 and 2016 (see Note 28 Segment Information).

Net Loss Per Share
(z)	Net Loss Per Share

Basic loss per share is computed by dividing net loss attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding for the period. Diluted loss per share is calculated by dividing net loss attributable to ordinary shareholders as adjusted for the effect of dilutive ordinary equivalent shares, if any, by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the period. Potentially dilutive shares are excluded from the computation if their effect is anti-dilutive.

Comprehensive Income (Loss)
(aa)	Comprehensive Income (Loss)

U.S. GAAP generally requires that recognized revenue, expenses, gains and losses be included in net income or loss. Although certain changes in assets and liabilities are reported as separate components of the equity section of the consolidated balance sheet, such items, along with net income, are components of comprehensive income or loss. The components of other comprehensive income or loss consist solely of foreign currency translation adjustments.

Commitments and Contingencies
(bb)	Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. If a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, is disclosed. Legal costs incurred in connection with loss contingencies are expensed as incurred.

Recent Accounting Pronouncements

(cc)	Recent Accounting Pronouncements

Recently Adopted Accounting Standards

In November 2016, the FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230): “Restricted Cash” (“ASU 2016-18”). ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. This update is effective in fiscal years, including interim periods, beginning after December 15, 2017 and early adoption is permitted. The adoption of this guidance will result in the inclusion of the restricted cash balances within the overall cash balance and removal of the changes in restricted cash activity, as a result, the Company no longer presents transfers between cash and cash equivalents and restricted cash in the statement of cash flows. Furthermore, an additional reconciliation will be required to reconcile cash, cash equivalents, and restricted cash reported within the Consolidated Balance Sheets to sum to the total shown in the Consolidated Statement of Cash Flows. The Company has already disclosed the restricted cash separately on its Consolidated Balance Sheets. Beginning January 1, 2018, the Company has adopted and included the restricted cash balances on the Consolidated Statement of Cash Flows and reconciliation of cash, cash equivalent, and restricted cash within its Consolidated Statements of Balance Sheet and Consolidated Statement of Cash Flows. This guidance has been applied retrospectively to the Consolidated Statement of Cash Flows for the years ended December 31, 2016 and 2017, which required the Company to recast each prior reporting period presented.

Accounting Pronouncements Issued But Not Yet Adopted

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). Under the new guidance, lessees will be required to recognize the following for all leases (with the exception of short-term leases) at the commencement date: (1) a lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis; and (2) a right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. Under the new guidance, lessor accounting is largely unchanged. Certain targeted improvements were made to align, where necessary, lessor accounting with the lessee accounting model and Topic 606, Revenue from Contracts with Customers. The new lease guidance simplified the accounting for sale and leaseback transactions primarily because lessees must recognize lease assets and lease liabilities. Lessees (for capital and operating leases) and lessors (for sales-type, direct financing, and operating leases) must apply a modified retrospective transition approach for leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements. The modified retrospective approach would not require any transition accounting for leases that expired before the earliest comparative period presented. Lessees and lessors may not apply a full retrospective transition approach. ASU 2016-02 is effective for public companies for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years, with early adoption permitted. In July 2018, the FASB issued ASU 2018-11, Lease (Topic 842) Targeted Improvements. The amendments in this Update provide entities with an additional (and optional) transition method to adopt the new leases standard and provide lessors with a practical expedient, by class of underlying asset, to not separate non-lease components from the associated lease component and, instead, to account for those components as a single component if the non-lease components otherwise would be accounted for under the new revenue guidance (Topic 606). In December 2018, the FASB issued ASU No. 2018-20, Leases (Topic 842), Narrow-Scope Improvements for Lessors, which clarifies the accounting by lessors for taxes collected from lessees, certain lessor costs either paid by lessees directly to third parties or paid by the lessor and reimbursed by the lessee, and variable payments received by lessors for contracts with lease and non-lease components. The standard is effective for annual and interim periods beginning after December 15, 2018 with early adoption permitted. The Group has adopted this standard effective January 1, 2019 using the alternative transition method. Upon adoption, the Group expected to record right-of-use assets and operating lease liabilities of $1.8 million and $1.8 million in the consolidated balance sheets, respectively.

In January 2017, the FASB issued ASU No. 2017-04, Intangibles—Goodwill and Other: Simplifying the Test for Goodwill Impairment (Topic 350), which removes step two of the goodwill impairment test. A goodwill impairment will now be the amount by which a reporting unit’s carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. For public companies, this guidance is effective for annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019, but early adoption is permitted for impairment tests after January 1, 2017. The Company has adopted this standard for the year ended December 31, 2018 and the adoption did not have a material impact on the Company’s consolidated balance sheet, statement of operations and statement of cash flows as of and for the year ended December 31, 2018.

In June 2018, the FASB issued ASU No. 2018-07 “Compensation—Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting (“ASU 2018-07”).” Under ASU 2018-07, the measurement of equity-classified nonemployee awards will be fixed at the grant date, and nonpublic entities are allowed to account for nonemployee awards using certain practical expedients that are already available for employee awards. The amendments in ASU 2018-07 are effective for nonpublic business entities for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. The Group is currently evaluating the impact of this guidance on its consolidated financial statements.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820)-Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 removes the amounts and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the valuation processes for Level 3 fair value measurements; modifies certain disclosure requirements in Topic 820; and require additional disclosures such as the range and weighted average of significant unobservable inputs used to develop Level 3 measurements etc. ASU No. 2018-13 is effective for the Company beginning in the first quarter of fiscal year 2020. The Group is currently evaluating the impact of this guidance on its consolidated financial statements.

The Group does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the consolidated financial position, statements of operations and cash flows.